Deutsche Asset Management

                                                   [GRAPHIC OMITTED]


                                  Mutual Fund
                                          Semi-Annual Report
                                                     March 31, 2000



Equity Appreciation
Formerly BT Investment Equity Appreciation Fund




                                                     Deutsche Bank Group
                                                     [LOGO OMITTED]

Equity Appreciation
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TABLE OF CONTENTS


           Letter to Shareholders                            3

           Equity Appreciation
                  Schedule of Investments                    7
                  Statement of Assets and Liabilities        9
                  Statement of Operations                   10
                  Statements of Changes in Net Assets       11
                  Financial Highlights                      12
                  Notes to Financial Statements             13



                              -------------------
      The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------


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                                       2

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Equity Appreciation
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for Equity Appreciation (the "Fund"), providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The name of the Fund has changed to Deutsche Equity Appreciation to reflect the acquisition of Bankers Trust by DeutscheBank.The Fund's investment objectives, policies and strategies remain the same.

MARKET ACTIVITY
MID CAPITALIZATION GROWTH STOCKS SIGNIFICANTLY OUTPERFORMED BOTH THEIR LARGE CAP AND SMALL CAP BRETHREN DURING THE SIX MONTHS ENDED MARCH 31, 2000. The S&P 400 Mid Cap Index returned 32.06% for the semi-annual period as compared to the large cap return of the S&P 500 of 17.51% and the small cap return of the Russell 2000 Index of 26.83%.

A THEME OF "VOLATILITY AND REVERSAL" CONTINUED TO DOMINATE THE MID CAP EQUITY MARKET AS WELL AS THE BROADER EQUITY MARKETS.
o In October the U.S. equity markets were buffeted between fears that the economy may be overheating and hopes that the strong growth/low inflation scenario would continue. There was slight moderation in some of the more interest-sensitive, cyclical sectors such as housing and autos, but domestic demand still had considerable momentum and the export sector began to revive, buoyed by the pickup in global demand. By mid-October, the equity markets gained strength, as investors' set aside concerns of higher interest rates and focused on the positive aspects of growth.
o Overall, the fourth calendar quarter of 1999 experienced significant strength in the equity markets, as the U.S. economy remained robust with few signs of inflation. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. However, this equity market strength was relatively narrow and confined primarily to the technology and telecommunications sectors across all market capitalizations.
o January began with weakness in the broader markets as investors looked toward a number of possible Federal Reserve Board interest rate increases in the first half of the year 2000 following a robust fourth quarter and holiday selling season. Following this short-lived early weakness, the mid cap market as well as the broader equity markets resumed strength, narrowly confined to technology, telecommunications and select biotechnology issues where growth was expected to continue despite rising interest rates.

TEN LARGEST STOCK HOLDINGS
(percentages are based on market value of total investments)

PE-Corp - PE Biosystems                            3.02%
Maxim Integrated Product                           2.78
Network Appliance, Inc.                            2.76
Immunex Corp.                                      2.64
Flextronics International                          2.52
BJ Services Co.                                    2.44
Ivax Corp.                                         2.41
Scientific-Atlantic, Inc.                          2.37
Dynegy, Inc.                                       2.32
Citrix Systems, Inc.                               2.30


o In February, there was a sell off of such "Old Economy" sectors as manufacturing and other cyclical industries on fears of higher interest rates. However, such "New Economy" sectors as technology and biotechnology continued to do well, helping to boost the S&P 400 Mid Cap Index overall.
o Market volatility intensified in March on fears of further interest rate increases as well as valuation concerns in the technology and biotechnology areas.

THROUGHOUT THE SEMI-ANNUAL PERIOD, MID CAP COMPANIES EXHIBITED STRONG EARNINGS GROWTH AND VERY ATTRACTIVE RELATIVE VALUATIONS. Growth outperformed value within the mid cap sector. Communications services, mostly driven by the cellular and wireless industries, health care and technology were among the best performing sectors for the semi-annual period. The utilities sector and the energy sector performed particularly well in the first quarter of 2000, the latter benefiting from rising oil prices.


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                                       3

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Equity Appreciation
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


INVESTMENT REVIEW
The Fund significantly outperformed its benchmark for the six month period, particularly well worth noting given the extremely high volatility in the mid cap equity market during this semi-annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, among the Fund's largest holdings within the top performing sectors were Network Appliance Inc., PE Corp.-PE Biosystems, Ivax Corp., Citrix Systems, Maxim Integrated Product, Univision Communications, BEA Systems Inc., InfoSpace.com Inc., and Immunex Corp. Given the narrowness of mid cap outperformance, our team's stock-picking skills became ever more critical to the Fund's success. So, too, did our extensive research into sectors.

In the fourth quarter of 1999, the Fund was overweight in the three best performing sectors--technology, communications services and health care. Also having a positive impact on relative performance were underweight positions in three of the poorer performing sectors--utilities, financials and basic materials. Detracting from performance was an underweight position in capital goods and an overweight position in consumer staples.

The energy sector was an outstanding performer in the first quarter of 2000, and the Fund's overweight position boosted the portfolio's return. Technology continued to be a winning sector in the first quarter of 2000, and the Fund remained overweight there as well. Performance was also aided during these months by underweight positions in financials, basic materials and consumer cyclicals, three of the poorer performing sectors.

MANAGER OUTLOOK
Our outlook for the equity markets in general is favorable. The U.S. economy continues to benefit from strong productivity-led growth without an apparent rise in inflation. In addition, synchronized worldwide growth is not expected to cause inflationary pressure due to excess economic capacity. However, we expect the Federal Reserve Board to remain vigilant on the inflation front and believe the likelihood exists that the Federal Reserve Board may well raise interest rates several more times during the remainder of the year 2000. There is also the risk that Presidential campaign rhetoric and elections may cause market volatility to increase.

                                               CUMULATIVE                                  AVERAGE ANNUAL
                                              TOTAL RETURNS                                TOTAL RETURNS

     PERIODS ENDED           Past 6    Past 1   Past 3   Past 5       Since     Past 1    Past 3    Past 5     Since
     MARCH 31, 2000          months     year    years    years      inception    year     years     years    inception
----------------------------------------------------------------------------------------------------------------------
  Equity Appreciation(1)
      (inception 10/12/93)    58.60%    70.01%   178.06%   248.65%   276.54%    70.01%    40.62%    28.37%    22.76%
  S&P Midcap 400 Index(2)
      (since 10/31/93)        32.06%    38.08%   106.72%   194.10%   213.63%    38.08%    27.39%    24.08%    19.50%
  Lipper Multi Cap
     Growth Average(3)
     (since 10/31/93)         55.62%    65.13%   182.02%   284.12%   297.73%    65.13%    40.24%    30.23%    23.49%

--------------------------------------------------------------------------------

(1) Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
(2) Indices are unmanaged, and investments cannot be made in an index. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. During the six months ended March 31, 2000, Lipper changed the way it classifies mutual funds. As a result of this reclassification, Equity Appreciation is now part of the Lipper Multi Cap Growth Average. Previously, Equity Appreciation was part of the Lipper Mid Cap Growth Average.


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                                       4

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Equity Appreciation
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


PORTFOLIO DIVERSIFICATION
By Theme as of March 31, 2000
(percentages are based on market value of total investments)

  Energizing the Globe                                13.8%
  Client Server Computing                             12.3
  The Ubiquitous Semiconductor                        11.6
  Telecommunications                                  10.6
  Life Sciences Revolution                             9.6
  Short TermInstruments                                8.3
  Managing the Information Age                         8.1
  America's Changing Leisure Time                      4.9
  Interactive Media                                    3.6
  Life on the Net                                      3.4
  Special Situations                                   3.0
  New Consumer                                         2.6
  New Healthcare Paradigm                              2.4
  Stores of Value                                      2.4
  Our Strengthening Financial Structure                1.6
  Miscellaneous(1)                                     1.8

--------------------------------------------------------------------------------
(1) Includes themes with weightings of less than 1.5%.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding mid cap stocks in general. The outlook for profit growth in this segment remains strong and relative valuations continue to be attractive. Company earnings reports continue to be generally positive to date.

Given the recent high volatility in the stock market, it is also important to keep in mind that we remain disciplined in our process, and we continue to:
o focus on companies that offer compelling valuations relative to their growth rates
o focus on companies that historically have strong, consistent earnings and revenue growth
o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors
o strictly adhere to our sell discipline to help mitigate risk, and
o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets, as we seek capital growth over the long term.

We value your ongoing support of the Deutsche Equity Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.


                               /s/ MARY P. DUGAN
                                  Mary P. Dugan
                              Portfolio Manager of
                              EQUITY APPRECIATION
                                 March 31, 2000


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                                       5

Equity Appreciation
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON


                    [GRAPH OMITTED]
                    PLOT POINTS FOLLOW:

EQUITY APPRECIATION AND THE S&P MIDCAP 400 INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 21, 1993)


                              Equity                   S&P MidCap
                       Appreciation - $37,654     400 Index - $31,363
       Oct-93                 10,000                     10,000
       Mar-94                  9,657                      9,844
       Sep-94                  9,939                     10,217
       Mar-95                 10,909                     10,664
       Sep-95                 14,283                     12,737
       Mar-96                 14,262                     13,715
       Sep-96                 16,061                     14,521
       Mar-97                 13,679                     15,171
       Sep-97                 18,603                     20,199
       Mar-98                 19,815                     22,682
       Sep-98                 16,450                     19,035
       Mar-99                 22,148                     22,681
       Sep-99                 23,742                     23,717
       Mar-00                 37,654                     31,363


      Average Annual Total Return for the Periods Ended March 31, 2000(2)

        One Year 70.01%,   Five Years 28.37%   Since 10/21/93(1) 22.76%

--------------------------------------------------------------------------------
(1) The Fund's inception date.
(2) Unaudited.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses.
Benchmark return is for the period beginning October 31, 1993.


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                                       6

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Equity Appreciation
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SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


     SHARES   DESCRIPTION                                       VALUE
     ------   -----------                                       -----
              COMMON STOCKS - 91.9%
              AMERICA'S CHANGING LEISURE TIME - 4.9%
     77,000   Harley-Davidson, Inc.                          $ 6,111,875
     36,500   Hispanic Broadcasting Corp.(1)                   4,133,625
     62,200   Univision Communications, Inc.(1)                7,028,600
                                                            ------------
                                                              17,274,100
                                                            ------------
              AMERICA'S INDUSTRIAL RENAISSANCE - 1.2%
     36,000   SPX Corp.(1)                                     4,101,750
                                                            ------------
              CLIENT SERVER COMPUTING - 12.3%

     86,000   BEA Systems, Inc.(1)                             6,310,250
    122,400   Citrix Systems, Inc.(1)                          8,109,000
    126,400   Flextronics International Ltd.(1)                8,903,300
     62,800   Mercury Interactive Corp.(1)                     4,976,900
    117,600   Network Appliance, Inc.(1)                       9,731,400
     69,100   Rational Software Corp.(1)                       5,286,150
                                                            ------------
                                                              43,317,000
                                                            ------------
              ENERGIZING THE GLOBE - 13.8%
     88,720   Apache Corp.                                     4,413,820
    116,700   BJ Services Co.(1)                               8,621,212
     71,100   Cooper Cameron Corp.(1)                          4,754,812
     53,300   Devon Energy Corp.                               2,588,381
    130,179   Dynegy, Inc.                                     8,168,732
     91,700   Montana Power Co.(1)                             5,868,800
    132,140   Noble Drilling Corp.(1)                          5,475,551
    108,900   Sante Fe International Corp.                     4,029,300
     59,400   Smith International, Inc.(1)                     4,603,500
                                                            ------------
                                                              48,524,108
                                                            ------------
              INTERACTIVE MEDIA - 3.6%
     60,200   Charter Communications(1)                          862,553
    131,800   Scientific-Atlanta Corp.                         8,361,062
    155,000   USA Networks, Inc.(1)                            3,497,187
                                                            ------------
                                                              12,720,802
                                                            ------------
              LIFE ON THE NET - 3.4%
     25,000   Art Technology Group(1)                          1,642,187
     42,400   Broadvision, Inc.(1)                             1,902,700
     50,700   Infospace.com, Inc.(1)                           7,373,681
      6,700   Vignette Corp.(1)                                1,073,675
                                                            ------------
                                                              11,992,243
                                                            ------------
              LIFE SCIENCES REVOLUTION - 9.6%
      4,500   Abgenix, Inc.(1)                                   621,563
     14,900   Alkermes, Inc.(1)                                1,378,250
    147,000   Immunex Corp.(1)                                 9,325,312
     40,300   Invitrogen Corp.(1)                              2,339,919
     31,900   Medimmune, Inc.(1)                               5,554,587
     19,700   Nanogen, Inc.(1)                                   669,800
    110,400   Pe Corp. - Pe Biosystems Group(1)               10,653,600
     12,300   Qiagen NV(1)                                     1,672,800
     23,300   Techne Corp.(1)                                  1,607,700
                                                            ------------
                                                              33,823,531
                                                            ------------



     SHARES   DESCRIPTION                                       VALUE
     ------   -----------                                       -----
              MANAGING THE INFORMATION AGE - 8.1%
      5,800   Aether Systems, Inc.(1)                          1,052,700
     44,100   Alteon Websystems, Inc.(1)                       3,616,200
     38,900   Brocade Communications(1)                        6,975,256
     16,700   Cobalt Networks, Inc.(1)                           784,900
     26,300   OTG Software(1)                                  1,060,219
    104,400   Portal Software, Inc.(1)                         5,944,275
     25,900   Redback Networks, Inc.(1)                        7,768,381
      8,300   Verisign, Inc.(1)                                1,240,850
                                                            ------------
                                                              28,442,781
                                                            ------------
              NEW CONSUMER - 2.6%
     58,000   Circuit City Stores, Inc.                        3,530,750
     14,165   Gucci Group NV(1)                                1,259,800
     89,600   Zale Corp.(1)                                    4,228,001
                                                            ------------
                                                               9,018,551
                                                            ------------
              NEW HEALTH PARADIGM - 2.4%
    312,500   IVAX Corp.(1)                                    8,515,625
                                                            ------------
              OUR STRENGTHENING FINANCIAL STRUCTURE - 1.6%
     33,500   AMBAC Financial Group(1)                         1,687,563
     81,190   Charter One Financial, Inc.(1)                   1,704,990
    131,000   North Fork BanCorp, Inc.(1)                      2,341,625
                                                            ------------
                                                               5,734,178
                                                            ------------
              PRODUCTIVITY ENHANCEMENT - 0.8%
     27,000   Caliper Technologies(1)                          2,183,625
     14,300   Palm, Inc.(1)                                      641,713
                                                            ------------
                                                               2,825,338
                                                            ------------
              SPECIAL SITUATIONS - 3.0%
     41,700   Bowater, Inc.                                    2,225,738
     91,300   Energy East Corp.(1)                             1,808,881
    297,300   Northeast Utilities Corp.(1)                     6,391,950
                                                            ------------
                                                              10,426,569
                                                            ------------
              STORES OF VALUE - 2.4%
    117,500   BJ's Wholesale Club, Inc.(1)                     4,538,438
    182,200   Family Dollar Stores, Inc.                       3,792,038
                                                            ------------
                                                               8,330,476
                                                            ------------
              TELECOMMUNICATIONS - 10.6%
     61,050   Allegiance Telecom, Inc.(1)                      4,922,156
    100,400   American Tower Corp. - Class A(1)                4,957,250
     18,600   Avanex Corp.(1)                                  2,822,550
     61,500   Clarent Corp.(1)                                 5,546,531
     22,400   Micromuse, Inc.(1)                               3,109,400
     25,400   Netro Corp.(1)                                   1,651,397
     45,200   Nextlink Communications, Inc.(1)                 5,590,675
     22,200   SDL, Inc.(1)                                     4,725,825
     31,400   Voicestream Wireless Corp.(1)                    4,044,713
                                                            ------------
                                                              37,370,497
                                                            ------------




                       See Notes to Financial Statements.
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                                       7

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Equity Appreciation
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SCHEDULE OF INVESTMENTS MARCH 31, 2000 (Unaudited)


     SHARES   DESCRIPTION                                       VALUE
     ------   -----------                                       -----
              THE UBIQUITOUS SEMICONDUCTOR - 11.6%
     45,800   Altera Corp.(1)                               $  4,087,650
     26,500   EMCORE Corp.(1)                                  3,049,156
     78,830   LSI Logic Corp.(1)                               5,725,029
    138,000   Maxim Integrated Products, Inc.(1)               9,806,625
     94,050   Microchip Technology, Inc.(1)                    6,183,788
     69,700   National Semiconductor Corp.(1)                  4,225,563
     94,400   Teradyne, Inc.(1)                                7,764,400
                                                            ------------
                                                              40,842,211
                                                            ------------
TOTAL COMMON STOCKS
     (Cost $212,055,652)                                     323,259,760
                                                            ------------



     SHARES   DESCRIPTION                                       VALUE
     ------   -----------                                       -----
              SHORT-TERM INSTRUMENT - 8.3%
              MUTUAL FUND - 8.3%
 29,356,947   Institutional Cash Management Fund
                 5.93%, 4/3/00                              $029,356,947
                                                            ------------
TOTAL SHORT-TERM INSTRUMENT
     (Cost $29,356,947)                                       29,356,947
                                                            ------------
TOTAL INVESTMENTS
     (Cost $241,412,599)                    100.2%          $352,616,707

LIABILITIES IN EXCESS OF OTHER ASSETS        (0.2)              (584,638)
                                            -----           ------------
NET ASSETS                                  100.0%          $352,032,069
                                            =====           ============

--------------------------------------------------------------------------------
(1) Non-income producing security during the six month period ended March 31, 2000.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       8

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Equity Appreciation
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                                 AS OF
                                                                                 MARCH 31, 2000
                                                                                 --------------
ASSETS
      Investments, at Value (Cost of $241,412,599)                                 $352,616,707
      Receivable for Shares of Beneficial Interest Subscribed                         2,263,063
      Receivable for Securities Sold                                                  1,081,612
      Other Assets                                                                       64,554
      Prepaid Expenses                                                                  104,439
                                                                                   ------------
Total Assets                                                                        356,130,375
                                                                                   ------------
LIABILITIES
      Payable for Securities Purchased                                                3,267,401
      Payable for Shares of Beneficial Interest Redeemed                                517,641
      Due to Bankers Trust                                                              306,357
      Accrued Expenses and Other                                                          6,907
                                                                                   ------------
Total Liabilities                                                                     4,098,306
                                                                                   ------------
NET ASSETS                                                                         $352,032,069
                                                                                   ============
COMPOSITION OF NET ASSETS
      Paid-in Capital                                                              $221,242,212
      Accumulated Net Realized Gain from Investment Transactions                     19,585,749
      Net Unrealized Appreciation on Investments                                    111,204,108
                                                                                   ------------
NET ASSETS                                                                         $352,032,069
                                                                                   ============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of shares of
      beneficial interest authorized)                                                13,694,033
                                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      (net assets divided by shares outstanding)                                   $      25.71
                                                                                   ============


                       See Notes to Financial Statements.
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                                       9

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Equity Appreciation
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED
                                                                                MARCH 31, 2000
                                                                                --------------
INVESTMENT INCOME
      Dividends                                                                   $  1,047,214
                                                                                  ------------
EXPENSES
      Advisory Fees                                                                    793,091
      Administration and Services Fees                                                 617,071
      Professional Fees                                                                 13,337
      Registration Fees                                                                  7,126
      Printing and Shareholder Reports                                                   3,009
      Trustees Fees                                                                      2,150
      Miscellaneous                                                                      1,768
                                                                                  ------------
Total Expenses                                                                       1,437,552
Less: Fee Waivers or Expense Reimbursements                                           (208,122)
                                                                                  ------------
Net Expenses                                                                         1,229,430
                                                                                  ------------
EXPENSES IN EXCESS OF INVESTMENT INCOME                                               (182,216)
                                                                                  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net Realized Gain from Investment Transactions                                24,721,772
      Net Change in Unrealized Appreciation/Depreciation on Investments             78,186,926
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                    102,908,698
                                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                        $102,726,482
                                                                                  ============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       10

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Equity Appreciation
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                               FOR THE SIX                FOR THE
                                                                               MONTHS ENDED             YEAR ENDED
                                                                                 MARCH 31,             SEPTEMBER 30,
                                                                                 2000(1)                   1999
                                                                              --------------          --------------
Increase (Decrease) in Net Assets from:
Operations
     Expenses in Excess of Investment Income                                  $    (182,216)          $   (481,160)
     Net Realized Gain from Investment Transactions                              24,721,772             36,268,372
     Net Change in Unrealized Appreciation/Depreciation on Investments           78,186,926             16,844,927
                                                                              -------------           ------------
Net Increase in Net Assets from Operations                                      102,726,482             52,632,139
                                                                              -------------           ------------
Distributions to Shareholders
     Net Realized Gain from Investment Transactions                             (40,626,125)              (513,014)
                                                                              -------------           ------------
Capital Transactions
     Proceeds from Sales of Shares                                              131,719,041             56,395,709
     Dividend Reinvestments                                                      40,454,261                513,014
     Cost of Shares Redeemed                                                    (53,950,140)           (59,396,404)
                                                                              -------------           ------------
Net Increase (Decrease) in Net Assets from Capital Transactions                 118,223,162             (2,487,681)
                                                                              -------------           ------------
Total Increase in Net Assets                                                    180,323,519             49,631,444
Net Assets
     Beginning of Period                                                        171,708,550            122,077,106
                                                                              -------------           ------------
     End of Period                                                            $ 352,032,069           $171,708,550
                                                                              =============           ============
--------------------------------------------------------------------------------

(1) Unaudited.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       11

Equity Appreciation
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for Equity Appreciation.


                                                                                                                FOR THE PERIOD
                                                      FOR THE SIX                                                JAN. 1, 1995
                                                     MONTHS ENDED         FOR THE YEARS ENDED SEPT. 30,           TO SEPT. 30,
                                                   MARCH 31, 2000(4)    1999        1998       1997       1996      1995(2)
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                    $20.11         $13.98      $16.70     $15.23     $14.14     $10.14
                                                        ------         ------      ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
     Expenses in Excess of Investment Income             (0.01)         (0.06)      (0.07)     (0.06)     (0.05)     (0.02)
     Net Realized and Unrealized Gain
          (Loss) on Investment Transactions              10.30           6.25       (1.68)      2.31       1.72       4.02
                                                        ------         ------      ------     ------     ------     ------
Total from Investment Operations                         10.29           6.19       (1.75)      2.25       1.67       4.00
                                                        ------         ------      ------     ------     ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
     Net Realized Gain from Investment
          Transactions                                   (4.69)         (0.06)      (0.97)     (0.78)     (0.58)        --
                                                        ------         ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                          $25.71         $20.11      $13.98     $16.70     $15.23     $14.14
                                                        ======         ======      ======     ======     ======     =====
TOTAL INVESTMENT RETURN                                  58.60%         44.33%     (10.68)%    15.82%     12.45%     39.45%
SUPPLEMENTAL DATA AND RATIOS:
     Net Assets, End of Period (000s omitted)         $352,032       $171,709    $122,077   $170,008   $157,568    $92,033
     Ratios to Average Net Assets:
           Expenses in Excess of Investment Income       (0.15)%(1)     (0.31)%     (0.36)%    (0.39)%    (0.42)%    (0.38)%(1)
          Expenses After Waivers                          1.00%(1)       1.00%       1.00%      1.00%      1.00%      1.00%(1)
          Expenses Before Waivers                         1.16%(1)       1.20%       1.20%      1.20%      1.24%      1.33%(1)
     Portfolio Turnover Rate                                55%           165%        159%       188%       271%(3)    125%(3)

--------------------------------------------------------------------------------

(1) Annualized.
(2) Board of Trustees approved the change of the Equity Appreciation's year end from December 31 to September 30.
(3) Amounts were previously included in the Capital Appreciation Portfolio Financial Highlights.
(4) Unaudited.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       12

Equity Appreciation
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES
A. ORGANIZATION
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. Equity Appreciation (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on October 12, 1993.

B. SECURITY VALUATION
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INTEREST INCOME
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded when incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust.

The preparation of financial statements in conformity with accounting principles generally accepted in the UnitedStates requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH
        AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .50% of the Fund's average daily net assets.

The Fund has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Fund pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through January 31, 2001 and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Fund.

The Fund may invest in the Institutional Cash Management Fund ("Cash Management Fund"), an open-end management investment company managed by Bankers Trust Company. The Cash Management Fund is offered as a cash management option to the Fund and


--------------------------------------------------------------------------------
                                       13

Equity Appreciation
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Fund for the six months ended March 31, 2000, amounted to $683,936 and are included in dividend income.

At March 31, 2000, the Fund was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants, based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the six months ended March 31, 2000. Subsequent to March 31, 2000, the revolving credit facility was renewed and increased to $200,000,000, which expires April 27, 2001.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3--SHARES OF BENEFICIAL INTEREST
At March 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                            FOR THE                        FOR THE
                          PERIOD ENDED                    YEAR ENDED
                        MARCH 31, 20001              SEPTEMBER 30, 1999
                  --------------------------    ---------------------------
                    SHARES        AMOUNT           SHARES         AMOUNT
                  ----------    ------------    ---------------------------
Sold               5,431,890    $131,719,041     3,051,438     $ 56,395,709
Reinvested         2,069,272      40,454,261        33,076          513,014
Redeemed          (2,344,053)    (53,950,140)   (3,282,762)     (59,396,404)
                  ----------    ------------     ---------     ------------
Net Increase
    (Decrease)     5,157,109    $118,223,162      (198,248)    $ (2,487,681)
                  ==========    ============     =========     ============

--------------------------------------------------------------------------------
(1) Unaudited.


NOTE 4--PURCHASES AND SALES OF INVESTMENT
        SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2000 were $179,439,713 and $123,123,876, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2000 was $241,412,599. The aggregate gross unrealized appreciation for all investments was $123,315,532 and the aggregate gross unrealized depreciation for all investments was $12,111,424.

NOTE 5--FUND MERGER
On September 8, 1999, the Board of Trustees voted to recommend the reorganization of the Fund into Mid Cap (previously named the Capital Appreciation Fund), a series of BT Investment Funds. The Board has determined that this proposal is in the best interest of shareholders. The merger will take place on August 31, 2000.

NOTE 6--FUND NAME CHANGE
On January 31, 2000, the Fund changed its name from BT Investment Equity Appreciation Fund to Equity Appreciation.


--------------------------------------------------------------------------------
                                       14

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                P.O. BOX 219210
                                KANSAS CITY, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.






Equity Appreciation                                         CUSIP #055922751
BT PYRAMID MUTUAL FUNDS                                     1677SA (3/00)

Distributed by:
ICC Distributors, Inc.